EXHIBIT 99.1


Term Sheet                                         Date Prepared: August 9, 2006
--------------------------------------------------------------------------------
 Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates,
                                  Series 2006-1
--------------------------------------------------------------------------------

                  Approximate Total Offered Size: $768,329,000

                            Citicorp Trust Bank, fsb
                                   Originator
                               CitiMortgage, Inc.
                                    Servicer
                 Citicorp Residential Mortgage Securities, Inc.
                              Depositor and Issuer
                Citicorp Residential Mortgage Trust Series 2006-1
                                 Issuing Entity


                                                       Initial Credit
                                                         Enhancement           Ratings            WAL (Call/        Window (Call/
Tranche           Amount(1)      Int. Type / Class(2)        (%)             (S&P/Moodys)          Mat)(3)            Mat)(3)
-------           ---------      --------------------  --------------        ------------          -------           --------
------------------------------------------------------------------------------------------------------------------------------------
Class A-1        314,448,000    Fixed /Senior               13.75           AAA         Aaa       1.00 / 1.00     1 - 24 / 1 - 24
Class A-2         62,749,000    Fixed /Senior               13.75           AAA         Aaa       2.20 / 2.20    24 - 30 / 24 - 30
Class A-3        100,279,000    Fixed /Senior               13.75           AAA         Aaa       3.00 / 3.00    30 - 46 / 30 - 46
Class A-4         90,963,000    Fixed /Senior               13.75           AAA         Aaa       5.00 / 5.00    46 - 82 / 46 - 82
Class A-5         48,330,000    Fixed /Senior               13.75           AAA         Aaa       7.84 /10.82    82 - 95 / 82 - 195
                                Fixed / Senior /
Class A-6         68,530,000    Lockout                     13.75           AAA         Aaa       6.33 / 6.53    39 - 95 / 39 - 193
Class M-1         19,466,000    Fixed / Mezzanine           11.30           AA+         Aa1       5.32 / 5.81    38 - 95 / 38 - 156
Class M-2         17,877,000    Fixed / Mezzanine            9.05            AA         Aa2       5.32 / 5.78    38 - 95 / 38 - 149
Class M-3         11,124,000    Fixed / Mezzanine            7.65           AA-         Aa3       5.32 / 5.75    37 - 95 / 37 - 142
Class M-4          6,356,000    Fixed / Mezzanine            6.85            A+          A1       5.31 / 5.71    37 - 95 / 37 - 136
Class M-5          7,548,000    Fixed / Mezzanine            5.90            A           A2       5.31 / 5.69    37 - 95 / 37 - 132
Class M-6          5,165,000    Fixed / Mezzanine            5.25            A-          A3       5.31 / 5.65    37 - 95 / 37 - 127
Class M-7          5,165,000    Fixed / Mezzanine            4.60           BBB+         A3       5.31 / 5.62    37 - 95 / 37 - 123
Class M-8          4,767,000    Fixed / Mezzanine            4.00           BBB         Baa1      5.31 / 5.57    37 - 95 / 37 - 118
Class M-9          5,562,000    Fixed / Mezzanine            3.30           BBB-        Baa2      5.31 / 5.51    37 - 95 / 37 - 113
------------------------------------------------------------------------------------------------------------------------------------


(1)   Certificate sizes are subject to change (+/- 5%).
(2) The Certificates will bear interest at fixed rates referred to as Coupon Rates, and their respective Coupon Rates will increase by 0.50% following the first possible Optional Termination Date;
(3)   Based on Pricing Speed.

Transaction Overview:
--------------------
   Lead Manager:  Citigroup Global Markets Inc.          Expected Pricing Date:  August 11, 2006
Rating Agencies:  S&P / Moody's                       Expected Settlement Date:  August 30, 2006
        Trustee:  U.S. Bank, N.A.                           Trust Administrator  CitiMortgage, Inc.
                                                    SEC Registration Statement:  No. 333-132319

                                citigroup[LOGO]

                                          For Further Information:
                                          -----------------------

       Mortgage Finance                          MBS Trading                        MBS Structuring
   Joel Katz (212) 723-6508            Eliot Rubenzahl (212) 723-6325         Shekhar Shah (212) 723-5386
 Perry DeFelice (212) 723-1153           Phil Seares (212) 723-6325              Tai Wu (212) 723-5859
  Taruna Reddy (212) 723-6748            Ted Counihan (212) 723-6325          Noel Doromal (212) 723-9026
  Matt Fallon (212) 723-6334

*All numbers are preliminary and subject to change.

The issuer has filed a registration statement (including a core prospectus) with the SEC for the offering to which this termsheet relates. Before you invest, you should read the core prospectus in that registration statement and other documents the issuer has filed with the SEC because they contain important information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. The file number for the issuer's registration statement is No. 333-132319. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the core prospectus if you request it by calling 1-877-858-5407.

This termsheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this termsheet is preliminary and is subject to completion or change.

The information in this termsheet, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar termsheet relating to these securities.

This termsheet is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this termsheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this termsheet may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

This termsheet is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this termsheet and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You may withdraw your indication of interest at any time

This termsheet is ABS informational and computational material used in reliance on Securities Act Rule 167.





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

CRMSI 2006-1                                                              [LOGO]

                              Transaction Overview
--------------------------------------------------------------------------------

Title of the Securities:      Citicorp Residential Mortgage Securities, Inc.,
                              REMIC Pass-Through Certificates, Series 2006-1.

The Certificates:             Approximately $768,329,000 Offered Certificates.
                              The Certificates are backed by fixed-rate, first lien, daily simple interest mortgage loans.

Depositor:                    Citicorp Residential Mortgage Securities, Inc.

Lead Underwriter:             Citigroup Global Markets Inc.

Co-Manager                    Lehman Brothers, Inc.

Trust Administrator:          CitiMortgage, Inc.

Originator:                   Citicorp Trust Bank, fsb

Servicer:                     CitiMortgage, Inc.


Trustee:                      U.S. Bank, N.A.

Settlement Date:              On or about August 30, 2006.

Distribution Date:            Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in September 2006.

Offered Certificates:         Classes A-1, A-2, A-3, A-4, A-5 and A-6
                              Certificates and Classes M-1, M-2, M-3, M-4, M-5,
                              M-6, M-7, M-8 and M-9 Certificates will be offered.

Class A Certificates:         Classes A-1, A-2, A-3, A-4, A-5 and A-6
                              Certificates.

Non-Offered Certificates:     Class CE and Class R Certificates.


Mezzanine Certificates        Classes M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8,
                              and M-9 Certificates.


Fixed-Rate Certificates:      Class A and Mezzanine Certificates.


Subordinate Certificates:     Mezzanine Certificates and Class CE Certificates.


Cut-Off Date:                 August 1, 2006.

Payment Delay:                Fixed-Rate Certificates have a 24-day delay.

Day Count:                    Fixed-Rate Certificates are 30/360.

Administrative Fees:          The sum of Servicing Fee, Trust Administrator and
                              Trustee Fee is equal to [0.50%].

Legal Final Maturity:         For all Classes the legal final maturity is
                              expected to be the Distribution Date occurring in [July 2036].

Structure:                    Senior/Subordinate/Overcollateralization

Pricing Speed:                [4% to 23% CPR for months 1 to 12 and 23% CPR
                              thereafter]

Mortgage Pool:                As of the Cut-off Date, the Mortgage Pool consists
                              of approximately 4,809 fixed-rate, first lien, daily simple interest mortgage loans, with an outstanding principal balance of approximately


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

CRMSI 2006-1                                                              [LOGO]

                              Transaction Overview
--------------------------------------------------------------------------------

                              $794,549,857 as of the Cut-off Date. 84.35% of the mortgage loans make bi-weekly payments. 8.42% of the mortgage loans make monthly payments. 7.23% of the mortgage loans make semi-monthly payments.


                              Approximately 97.78% of the mortgage loans are Equity Builder loans. A borrower enrolled in the Equity Builder Program allows the Servicer to automatically debit the borrower's personal bank account for the amount equal to the scheduled payment. In exchange, the borrower receives a 0.25% reduction in mortgage rate. This reduction does not affect the amount of the scheduled payment (which is still based on the higher mortgage rate), but does affect the relative amounts of principal and interest included in that payment. All borrowers not enrolled in the Equity Builder Program as of the cut-off date, are permitted to enroll at any point in the future. However, borrowers who enroll in Equity builder after loan closing do not receive the 0.25% interest rate reduction.

                              Approximately 40.72% of the mortgage loans are eligible for a one-time rate reduction of either 0.50% or 1.00% in months 24, 36 or 48 provided that they have made the most recent 24 consecutive monthly payments on time. The borrowers are given 3 opportunities to qualify for rate reduction if they make 24 consecutive months of timely payments.

                              The characteristics of the pool of Mortgage Loans delivered on the Closing Date are not expected to differ materially from the characteristics of the Mortgage Loans described herein although the range of mortgage rates, maturities and certain other characteristics of the Mortgage Loans set forth in this term-sheet may vary by as much as 5%.

Net Mortgage Rate:            For each Mortgage Loan the applicable Mortgage
                              Rate less the aggregate rate at which the Administrative Fees accrue.

Net WAC Rate:                 For any Distribution Date, the Net WAC Rate will
                              equal the weighted average Net Mortgage Rates of the Mortgage Loans, weighted by the outstanding principal balance of each loan during the Interest
                              Accrual Period.

Net WAC Rate Carryover
Amount:                       On any Distribution Date, the excess, if any, of
                              (i) the amount of interest the related
                              Certificates would have accrued for such Distribution Date based on its respective Coupon Rate, over (ii) the amount of interest the Certificates accrued for such Distribution Date based on the Net WAC Rate, together with the unpaid portion of any such excess from the prior Distribution Date plus interest accrued thereon at the related Coupon Rate for the most recent Interest Accrual Period.

Pass-Through Rate:            For any Distribution Date the Pass-Through Rate
                              will be the lesser of (i) the Coupon Rate and (ii)
                              Net WAC Rate.

Interest Accrual Period:      The Interest Accrual Period for any Distribution
                              Date and each class of Fixed-Rate Certificates will be the calendar month proceeding the month in which the Distribution Date occurs, and each such Interest Accrual Period will be deemed to be 30 days regardless of its actual length.

Interest Carry Forward
Amount: The Interest Carry Forward Amount with respect to any class of Fixed-Rate Certificates and any Distribution Date will be equal to the amount, if any, by which the Interest Distribution Amount for that class of Certificates for the immediately preceding Distribution Date exceeded the actual amount distributed on the Certificates in respect of interest on the immediately preceding Distribution Date, together with any Interest Carry Forward Amount with respect to that class of Certificates remaining undistributed from the previous Distribution Date, plus interest accrued thereon at the related Pass Through Rate on such class of Certificates for the most recently ended Interest Accrual Period.

Excess Interest:              Excess Interest, to the extent it is not used for
                              other required purposes, including to absorb realized losses on the Mortgage Loans, to cover interest shortfalls on the Certificates or to fund any Overcollateralization Increase Amount and pay back applied realized loss amounts, will be available to make distributions of Net WAC Rate
                              Carryover Amounts to the Certificates.


--------------------------------------------------------------------------------
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

CRMSI 2006-1                                                              [LOGO]

                              Transaction Overview
--------------------------------------------------------------------------------
Available Funds:              For any Distribution Date, the sum, net of amounts
                              payable or reimbursable therefrom to the Servicer, the Trust Administrator, or the Trustee, of: (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due
                              Period and received by the Servicer; (ii) unscheduled payments in respect of the Mortgage
                              Loans (including prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans, occurring during the related prepayment period or proceeds from the repurchase of the Mortgage Loans due to the Optional
                              Termination of the Trust); (iii) all interest advances with respect to the Mortgage Loans received for such Distribution Date; and (iv) all compensating interest paid by the Servicer in respect of prepayment interest shortfalls and interest shortfalls due to the application of simple interest payments and bi-weekly payments for the related period.

Due Period                    The Due Period for any Distribution Date is the
                              period commencing on the first day of the month preceding the month in which such Distribution
                              Date falls (or, in the case of the first
                              Distribution Date, from August 2, 2006) and ending on the last day of the calendar month preceding the month in which such Distribution Date occurs.

Prepayment Period:            The Prepayment Period for any Distribution Date is
                              the period commencing on the first day of the month preceding the month in which such Distribution Date falls (or, in the case of the first Distribution Date, from August 2, 2006) and ending on the last day of the calendar month preceding the month in which such Distribution
                              Date occurs

Principal Remittance Amount:  For any Distribution Date, an amount equal to the aggregate of:

                                (i)   the principal portion of all monthly
                                      payments on the Mortgage Loans during the related Prepayment Period;

                                (ii)  the principal portion of all proceeds
                                      received in respect of the repurchase of a Mortgage Loan, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the related Prepayment Period; and

                                (iii) the principal portion of all other
                                      unscheduled collections, including
                                      insurance proceeds, liquidation proceeds and all full and partial Principal Prepayments, received during the related Prepayment Period net of reimbursements, including reimbursements to the trustee and the servicer, to the extent applied as recoveries of principal on the Mortgage Loans.

Principal Distribution
Amount: On any Distribution Date, the lesser of (i) the outstanding Certificate Principal Balance of the Class A Certificates and Mezzanine Certificates and (ii) the Principal Remittance Amount plus any Overcollateralization Increase Amount minus any Overcollateralization Reduction Amount.

Class A Principal
Distribution Amount:          With respect to any Distribution Date prior to the
                              Stepdown Date or on which a Trigger Event is in effect, 100% of the principal received on the Mortgage Loans (taking into account the Overcollateralization Increase Amount for such
                              Distribution Date minus the Overcollateralization
                              Reduction Amount for such Distribution Date). With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount, not less than zero, equal to the excess of (i) the outstanding certificate principal balance of the Class A Certificates over
                              (ii) the lesser of (a) approximately 72.5% of the outstanding principal balance of the Mortgage
                              Loans on the last day of the related Due Period and (b) the outstanding principal balance of the Mortgage Loans as of the last day of the related
                              Due Period minus 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off
                              Date. All distributions of principal to the Class
                              A Certificates on any Distribution Date will be distributed first to the Class A-6 Certificates, an amount equal to the Class A-6 Lockout
                              Distribution Amount, second to the Class A-1
                              Certificates, third to the Class A-2 Certificates, fourth to the Class A-3 Certificates, fifth to the Class A-4 Certificates, and sixth to the Class A-5
                              Certificates, in each case until the Certificate
                              Principal Balance of such class of Certificates has been reduced to zero.

Class A-6 Lockout             With respect to any Distribution Date, the product
                              of (a) the Class A-6 Lockout Percentage for


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

CRMSI 2006-1                                                              [LOGO]

                              Transaction Overview
--------------------------------------------------------------------------------

Distribution Amount:          that Distribution Date and (b) the Class A-6 Pro
                              Rata Distribution Amount for that Distribution
                              Date. In no event shall the Class A-6 Lockout
                              Distribution Amount for a Distribution Date exceed the Class A Principal Distribution Amount or the
                              Certificate Principal Balance of the Class A-6
                              Certificates immediately prior to that
                              Distribution Date.

Class A-6 Lockout             For each Distribution Date will be as follows:
Percentage:

                                      Period        Lockout Percentage
                                      ------        ------------------
                                      1 to 36                0%
                                     37 to 60               45%
                                     61 to 72               80%
                                     73 to 84              100%
                                 85 and thereafter         300%

Class A-6 Pro Rata
Distribution Amount:          With respect to any Distribution Date, an amount
                              equal to the product of (a) a fraction, the numerator of which is the Certificate Principal
                              Balance of the Class A-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate
                              Principal Balance of the Class A Certificates, immediately prior to that Distribution Date and
                              (b) the Class A Principal Distribution Amount.

Class M Principal
Distribution Amount:          The Mezzanine Certificates will NOT receive any
                              principal payments prior to the Stepdown Date or after the Stepdown Date if a Trigger Event is in effect unless the aggregate Certificate Principal
                              Balance of the Class A Certificates has been reduced to zero. For each Class M Certificate with respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding Certificate Principal
                              Balance of all more senior Certificates after distribution of all more senior Principal
                              Distribution Amounts on the related Distribution
                              Date and (b) the outstanding Certificate Principal
                              Balance of the respective Class M Certificates over (ii) the lesser of (a) approximately 100% minus 2X the respective Class M Certificate's
                              Initial Enhancement Percentage of the outstanding principal balance of the Mortgage Loans on the last day of the related Due Period and (b) the outstanding principal balance of the Mortgage
                              Loans as of the last day of the related Due Period minus 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

Senior Enhancement
Percentage                    For any Distribution Date, the percentage obtained
                              by dividing
                               (x) the sum of:
                                  (i)   the aggregate outstanding Certificate
                                        Principal Balance of the Class M
                                        Certificates, and
                                  (ii) the Overcollateralization Amount, after taking into account the distribution of the Principal Remittance Amount on such Distribution Date by
                               (y) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the related Due Period.

Priority of Distributions:    On each Distribution Date, Available Funds will be
                              distributed as follows:

                              1. To pay interest on the Class A Certificates pro-rata based on the entitlement of such class, including any unpaid accrued Interest Carry Forward Amounts from a prior Distribution Date, and then, excluding any accrued Interest Carry Forward Amounts from prior Distribution Dates, to pay interest to the Mezzanine Certificates, sequentially.

                              2. To the extent of the Principal Distribution Amount, to the Class A Certificates, an amount up to the Class A Principal Distribution Amounts as applicable for the Distribution Date.

                              3. To the extent of the remaining Principal Distribution Amount, to the Mezzanine Certificates, sequentially, to pay the respective Class M Principal Distribution Amount until the respective Mezzanine Certificate principal balance has been reduced to zero.

                              4. To pay the Interest Carry Forward Amounts to the Mezzanine Certificates, sequentially.

                              5. To pay back applied realized losses allocated to the Mezzanine Certificates, sequentially.

                              6. To pay the Net WAC Rate Carryover Amounts, first, to the Class A Certificates, on a pro-

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CRMSI 2006-1                                                              [LOGO]

                              Transaction Overview
--------------------------------------------------------------------------------


                                   rata basis, then sequentially, to the
                                   Mezzanine Certificates.

                              7. To pay any remaining amount to the Class CE and Class R Certificates in accordance with the Pooling and Servicing Agreement.

Optional Termination:         10% cleanup call based on the Cut-off Date
                              Principal Balance of the Mortgage Loans. If such call is exercised, the Class A and Class M
                              Certificateholders are entitled, to the extent of funds available and in order of payment priority to:
                              >    Outstanding principal balance of the Class A
                                   and Class M Certificates
                              >    Current interest accrued on such balance at
                                   the related Pass-Through Rate
                              >    Interest previously earned but not paid (if
                                   any).

Stepdown Date:                The earlier to occur of:
                              (i) the Distribution Date on which the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates is zero, and
                              (ii) the later to occur of:
                                  (x) the Distribution Date in September 2009
                              and
                                  (y) the first Distribution Date on which the
                              Senior Enhancement Percentage (calculated for this purpose only using the Certificate Principal
                              Balance of each class of certificates immediately prior to such distribution date) is greater than or equal to two times the Class A Initial
                              Enhancement Percentage.

Trigger Event:                The continuance of either a Delinquency Trigger or
                              a Cumulative Loss Trigger.

Cumulative Loss Trigger:      A "Cumulative Loss Trigger" shall have occurred
                              and be continuing if cumulative losses from the Cut-Off Date exceed the indicated %:

                              Distribution Date Occurring in        Percentage
                              ------------------------------        ----------
                              September 2008 through August 2009     [ 0.70]%

                              September 2009 through August 2010     [ 1.55]%

                              September 2010 through August 2011     [ 2.65]%

                              September 2011 through August 2012     [ 3.50]%

                              September 2012 and thereafter          [ 4.15]%

Delinquency Trigger:          A "Delinquency Trigger" shall have occurred and be
                              continuing, if, at any time, (i) the three-month rolling average of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans that are
                              (a) 60+ days delinquent (including loans in foreclosure and bankruptcy), or (b) REO properties, as of the last day of the related prepayment period and the denominator of which is the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period exceeds [50%] of the Senior Enhancement
                              Percentage.

Credit Enhancement:           Credit Enhancement for the Certificates will be
                              provided in the form of excess interest, overcollateralization and subordination.

Credit Enhancement
Percentage:                   The percentage obtained by dividing (x) the
                              aggregate Certificate Principal Balance of each class of Certificates with a lower distribution priority by (y) the aggregate principal balance of the Mortgage Loans.


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

CRMSI 2006-1                                                              [LOGO]

                              Transaction Overview
--------------------------------------------------------------------------------

  ========================================================================
                  Initial
                Enhancement     Stepdown Date Targeted Credit Enhancement
     Class       Percentage                     Percentage
  ========================================================================
       A           13.75%          2x (Initial Enhancement Percentage)
      M-1          11.30%          2x (Initial Enhancement Percentage)
      M-2           9.05%          2x (Initial Enhancement Percentage)
      M-3           7.65%          2x (Initial Enhancement Percentage)
      M-4           6.85%          2x (Initial Enhancement Percentage)
      M-5           5.90%          2x (Initial Enhancement Percentage)
      M-6           5.25%          2x (Initial Enhancement Percentage)
      M-7           4.60%          2x (Initial Enhancement Percentage)
      M-8           4.00%          2x (Initial Enhancement Percentage)
      M-9           3.30%          2x (Initial Enhancement Percentage)
  ------------------------------------------------------------------------

Overcollateralization
Amount:                       For any Distribution Date the excess, if any, of
                              (a) the aggregate principal balance of the mortgage loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received, and unscheduled collections of principal received during the related Prepayment Period) over (b) the aggregate Certificate Principal Balance of the Class A Certificates and the Mezzanine Certificates (after taking into account the distributions of the amounts described in clauses (i) through (iii) of the definition of Principal Remittance Amount on the related Distribution Date).

Overcollateralization
Increase Amount:              An Overcollateralization Increase Amount with
                              respect to any Distribution Date equals the lesser of (a) the Excess Interest for such Distribution
                              Date and (b) the amount, if any, by which the Targeted Overcollateralization Amount exceeds the
                              Overcollateralization Amount on such Distribution
                              Date (calculated for this purpose only after assuming that 100% of the Principal Remittance
                              Amount on such Distribution Date has been distributed).

Overcollateralization
Reduction Amount:             An Overcollateralization Reduction Amount with
                              respect to any Distribution Date is the lesser of
                              (a) the Principal Remittance Amount on such
                              Distribution Date and (b) the excess, if any, of
                              (i) the Overcollateralized Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the Principal
                              Remittance Amount on such Distribution Date has been distributed) over (ii) the Targeted
                              Overcollateralization Amount for such Distribution
                              Date.

Targeted
Overcollateralization Amount: As of any Distribution Date, the Targeted
                              Overcollateralization Amount (a) prior to the Stepdown Date, is an amount equal to approximately 3.30% of the principal balance of the Mortgage Loans as of the Cut-off Date; (b) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (i) approximately 6.60% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (ii) 0.50% of the principal balance of the Mortgage Loans as of the Cut-off Date; and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

Allocation of Losses:         Realized Losses on the Mortgage Loans will be
                              allocated first to excess interest, second to the overcollateralization amount and third, to the Mezzanine Certificates in order of their reverse numerical class designations, until the
                              Certificate Principal Balance of each Mezzanine
                              Certificate has been reduced to zero. The Pooling and Servicing Agreement does not permit the allocation of realized losses on the Mortgage
                              Loans to the Class A Certificates; however, investors in such certificates should realize that under certain loss scenarios there may not be enough principal and interest on the Mortgage
                              Loans to distribute to the Class A Certificates all principal and interest amounts to which such certificates are then entitled.

Advances:                     Subject to certain limitations, the Servicer
                              intends to advance delinquent payments of interest on the Mortgage Loans. The Servicer has no obligation to advance delinquent payments of principal.

Compensating Interest:        The Servicer is obligated to offset any Prepayment
                              Interest Shortfall, on any Distribution Date, with
                              Compensating Interest including any interest shortfalls due to the application of simple interest payments and bi-weekly payments for the related period. Compensating Interest will be limited to an amount equal to one half of the servicing fee for the related Due Period but not


--------------------------------------------------------------------------------
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

CRMSI 2006-1                                                              [LOGO]

                              Transaction Overview
--------------------------------------------------------------------------------

                              more than the servicing fee actually received.

ERISA Considerations:         Subject to the considerations contained in the
                              core prospectus and prospectus, the Offered
                              Certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement account assets. However, prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                              Plan's acquisition and ownership of the Offered
                              Certificates.

SMMEA Considerations:         [The Class A, Class M-1, Class M-2 and Class M-3]
                              Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary
                              Mortgage Market Enhancement Act of 1984 (SMMEA)."

Minimum Denominations:        $100,000 and multiples of $1 in excess thereof.

Form of Registration:         All Offered Certificates will be issued in
                              book-entry form through DTC.


--------------------------------------------------------------------------------
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                                  immediately.

CRMSI 2006-1

   -----------------------------------------------------------------------------
     Sensitivity Analysis - To 10% Optional Termination*
--------------------------------------------------------------------------------
                            50%      100%      150%      200%
----------------------------------------------------------------------------
Class A-1
---------
WAL (yrs)                  1.74       1.00      0.71      0.56
Principal Window (mos)    1 - 43     1 - 24    1 - 16    1 - 12
End of Prin. Window       Mar-10     Aug-08    Dec-07    Aug-07

Class A-2
---------
WAL (yrs)                  4.07       2.20      1.50      1.13
Principal Window (mos)    43 - 55    24 - 30   16 - 20   12 - 15
End of Prin. Window       Mar-11     Feb-09    Apr-08    Nov-07

Class A-3
---------
WAL (yrs)                  5.96       3.00      1.95      1.45
Principal Window (mos)    55 - 97    30 - 46   20 - 27   15 - 20
End of Prin. Window       Sep-14     Jun-10    Nov-08    Apr-08

Class A-4
---------
WAL (yrs)                  10.81       5.00      2.62      1.92
Principal Window (mos)   97 - 160    46 - 82   27 - 36   20 - 26
End of Prin. Window       Dec-19     Jun-13    Aug-09    Oct-08

Class A-5
---------
WAL (yrs)                  13.32       7.84      4.53      2.38
Principal Window (mos)   160 - 160   82 - 95   36 - 64   26 - 31
End of Prin. Window       Dec-19     Jul-14    Dec-11    Mar-09

Class A-6
---------
WAL (yrs)                  7.39       6.33      5.10      3.13
Principal Window (mos)   37 - 160    39 - 95   46 - 64   31 - 46
End of Prin. Window       Dec-19     Jul-14    Dec-11    Jun-10
----------------------------------------------------------------------------

*Speeds are a percentage of the Pricing Speed.


--------------------------------------------------------------------------------
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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.

CRMSI 2006-1

   -----------------------------------------------------------------------------
               Sensitivity Analysis - To 10% Optional Termination*
--------------------------------------------------------------------------------
                            50%       100%      150%      200%
----------------------------------------------------------------------------
Class M-1
---------
WAL (yrs)                  9.18       5.32      4.16      3.82
Principal Window (mos)   57 - 160    38 - 95   43 - 64   46 - 46
End of Prin. Window       Dec-19     Jul-14    Dec-11    Jun-10

Class M-2
---------
WAL (yrs)                  9.18       5.32      4.07      3.82
Principal Window (mos)   57 - 160    38 - 95   41 - 64   46 - 46
End of Prin. Window       Dec-19     Jul-14    Dec-11    Jun-10

Class M-3
---------
WAL (yrs)                  9.18       5.32      4.01      3.80
Principal Window (mos)   57 - 160    37 - 95   40 - 64   45 - 46
End of Prin. Window       Dec-19     Jul-14    Dec-11    Jun-10

Class M-4
---------
WAL (yrs)                  9.18       5.31      3.97      3.71
Principal Window (mos)   57 - 160    37 - 95   40 - 64   44 - 46
End of Prin. Window       Dec-19     Jul-14    Dec-11    Jun-10

Class M-5
---------
WAL (yrs)                  9.18       5.31      3.96      3.62
Principal Window (mos)   57 - 160    37 - 95   39 - 64   42 - 46
End of Prin. Window       Dec-19     Jul-14    Dec-11    Jun-10
----------------------------------------------------------------------------

*Speeds are a percentage of the Pricing Speed.



--------------------------------------------------------------------------------
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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.

CRMSI 2006-1

    ----------------------------------------------------------------------------
               Sensitivity Analysis - To 10% Optional Termination*
--------------------------------------------------------------------------------
                            50%        100%      150%      200%
----------------------------------------------------------------------------
Class M-6
---------
WAL (yrs)                  9.18       5.31      3.93      3.56
Principal Window (mos)   57 - 160    37 - 95   39 - 64   41 - 46
End of Prin. Window       Dec-19     Jul-14    Dec-11    Jun-10

Class M-7
---------
WAL (yrs)                  9.18        5.31      3.93      3.50
Principal Window (mos)   57 - 160    37 - 95   39 - 64   41 - 46
End of Prin. Window       Dec-19     Jul-14    Dec-11    Jun-10

Class M-8
---------
WAL (yrs)                  9.18        5.31      3.90      3.46
Principal Window (mos)   57 - 160    37 - 95   38 - 64   40 - 46
End of Prin. Window       Dec-19     Jul-14    Dec-11    Jun-10

Class M-9
---------
WAL (yrs)                  9.18        5.31      3.89      3.42
Principal Window (mos)   57 - 160    37 - 95   38 - 64   39 - 46
End of Prin. Window       Dec-19     Jul-14    Dec-11    Jun-10
----------------------------------------------------------------------------

*Speeds are a percentage of the Pricing Speed.


--------------------------------------------------------------------------------
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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.

CRMSI 2006-1

  ------------------------------------------------------------------------------
                       Sensitivity Analysis - To Maturity*
--------------------------------------------------------------------------------
                            50%        100%      150%      200%
----------------------------------------------------------------------------
Class A-1
---------
WAL (yrs)                  1.74        1.00      0.71      0.56
Principal Window (mos)    1 - 43      1 - 24    1 - 16    1 - 12
End of Prin. Window       Mar-10      Aug-08    Dec-07    Aug-07

Class A-2
---------
WAL (yrs)                  4.07        2.20      1.50      1.13
Principal Window (mos)    43 - 55     24 - 30   16 - 20   12 - 15
End of Prin. Window       Mar-11      Feb-09    Apr-08    Nov-07

Class A-3
---------
WAL (yrs)                  5.96        3.00      1.95      1.45
Principal Window (mos)    55 - 97     30 - 46   20 - 27   15 - 20
End of Prin. Window       Sep-14      Jun-10    Nov-08    Apr-08

Class A-4
---------
WAL (yrs)                  10.84       5.00      2.62      1.92
Principal Window (mos)   97 - 168     46 - 82   27 - 36   20 - 26
End of Prin. Window       Aug-20      Jun-13    Aug-09    Oct-08

Class A-5
---------
WAL (yrs)                  16.90      10.82      4.91      2.38
Principal Window (mos)   168 - 252   82 - 195  36 - 138  26 - 31
End of Prin. Window       Aug-27      Nov-22    Feb-18    Mar-09

Class A-6
---------
WAL (yrs)                   7.41       6.53      6.42      3.98
Principal Window (mos)   37 - 250    39 - 193  46 - 136  31 - 100
End of Prin. Window       Jun-27      Sep-22    Dec-17    Dec-14
----------------------------------------------------------------------------

*Speeds are a percentage of the Pricing Speed.


--------------------------------------------------------------------------------
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                                  immediately.

CRMSI 2006-1

   -----------------------------------------------------------------------------
                       Sensitivity Analysis - To Maturity*
--------------------------------------------------------------------------------
                           50%         100%      150%      200%
----------------------------------------------------------------------------
Class M-1
---------
WAL (yrs)                  9.76        5.81      4.50      4.87
Principal Window (mos)   57 - 227    38 - 156  43 - 107  53 - 77
End of Prin. Window       Jul-25      Aug-19    Jul-15    Jan-13

Class M-2
---------
WAL (yrs)                  9.74        5.78      4.38      4.32
Principal Window (mos)   57 - 221   38 - 149   41 - 102  47 - 73
End of Prin. Window       Jan-25     Jan-19     Feb-15    Sep-12

Class M-3
---------
WAL (yrs)                  9.71        5.75      4.30      4.03
Principal Window (mos)   57 - 215   37 - 142   40 - 96   45 - 69
End of Prin. Window       Jul-24     Jun-18     Aug-14    May-12

Class M-4
---------
WAL (yrs)                  9.68        5.71      4.24      3.90
Principal Window (mos)   57 - 209   37 - 136   40 - 92   44 - 66
End of Prin. Window       Jan-24      Dec-17    Apr-14    Feb-12

Class M-5
---------
WAL (yrs)                  9.65        5.69      4.21      3.80
Principal Window (mos)   57 - 205   37 - 132   39 - 89   42 - 64
End of Prin. Window       Sep-23      Aug-17    Jan-14    Dec-11
----------------------------------------------------------------------------


*Speeds are a percentage of the Pricing Speed.


--------------------------------------------------------------------------------
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                                  immediately.

CRMSI 2006-1

    ----------------------------------------------------------------------------
                       Sensitivity Analysis - To Maturity*
--------------------------------------------------------------------------------
                           50%        100%      150%      200%
----------------------------------------------------------------------------

Class M-6
---------
WAL (yrs)                  9.61       5.65      4.16      3.73
Principal Window (mos)   57 - 199   37 - 127  39 - 86   41 - 62
End of Prin. Window       Mar-23     Mar-17    Oct-13    Oct-11

Class M-7
---------
WAL (yrs)                  9.57       5.62      4.13      3.65
Principal Window (mos)   57 - 195   37 - 123  39 - 83   41 - 60
End of Prin. Window       Nov-22     Nov-16    Jul-13    Aug-11

Class M-8
---------
WAL (yrs)                  9.52       5.57      4.08      3.58
Principal Window (mos)   57 - 189   37 - 118  38 - 79   40 - 57
End of Prin. Window       May-22     Jun-16    Mar-13    May-11

Class M-9
---------
WAL (yrs)                  9.44       5.51      4.02      3.52
Principal Window (mos)   57 - 183   37 - 113  38 - 76   39 - 55
End of Prin. Window       Nov-21     Jan-16    Dec-12    Mar-11
----------------------------------------------------------------------------

*Speeds are a percentage of the Pricing Speed.


--------------------------------------------------------------------------------
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                                  immediately.

CRMSI 2006-1

--------------------------------------------
           ASSUMED MONTHLY EXCESS
                INTEREST (%)
--------------------------------------------
 Pd  Excess Interest    Pd  Excess Interest
--------------------------------------------
 1         1.98         38       1.81
 2         1.98         39       1.82
 3         1.98         40       1.81
 4         1.98         41       1.81
 5         1.99         42       1.80
 6         1.99         43       1.80
 7         2.00         44       1.79
 8         2.00         45       1.79
 9         2.01         46       1.78
 10        2.01         47       1.78
 11        2.01         48       1.78
 12        2.02         49       1.78
 13        2.03         50       1.78
 14        2.03         51       1.78
 15        2.04         52       1.78
 16        2.04         53       1.78
 17        2.05         54       1.78
 18        2.05         55       1.78
 19        2.06         56       1.78
 20        2.06         57       1.78
 21        1.90         58       1.78
 22        1.83         59       1.78
 23        1.83         60       1.78
 24        1.84         61       1.78
 25        1.84         62       1.78
 26        1.84         63       1.77
 27        1.84         64       1.77
 28        1.84         65       1.77
 29        1.84         66       1.77
 30        1.84         67       1.77
 31        1.84         68       1.77
 32        1.85         69       1.77
 33        1.85         70       1.77
 34        1.85         71       1.77
 35        1.85         72       1.76
 36        1.85         73       1.76
 37        1.86         74       1.76
--------------------------------------------
Assumptions:
1. Run at Pricing Speed
2. Calculated 30/360


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CRMSI 2006-1

       ------------------------------------------------------------------
                                     BREAKEVEN
       ------------------------------------------------------------------
        Class       BE CDR (%)             WAL (yr)          Cum Loss (%)
         M-1           14.29                 10.18              14.57
         M-2           11.62                 11.06              12.53
         M-3           10.10                 12.51              11.26
         M-4           9.28                  13.94              10.54
         M-5           8.35                  13.89               9.68
         M-6           7.74                  14.87               9.10
         M-7           7.16                  15.06               8.54
         M-8           6.67                  15.24               8.05
         M-9           6.25                  15.10               7.62
       ------------------------------------------------------------------


Assumptions:
1. Run at Pricing Speed to maturity
2. Assumes deal does not step-down
3. 40% Loss Severity
4. 6 month recovery lag
5  Scheduled interest is advanced on every loan
6. CDRs are approximate
7. Settlement Date is August 30th, 2006
8. Breakeven CDR is last CDR without the Class taking a loss.

CRMSI 2006-1

--------------------------------------------------------------------------------------------
                                Aggregate Collateral: Summary
--------------------------------------------------------------------------------------------
             Statistics for the Mortgage Loans listed below are based on Cut-Off
                                        Date balances.
--------------------------------------------------------------------------------------------

                                                                    Minimum        Maximum
                                                                    -------        -------
Current Principal Balance:                    $ 794,549,857.09

Number of Mortgage Loans:                                4,809

Average Scheduled Principal Balance:          $     165,221.43    $ 9,020.12    $639,195.50

Weighted Average Gross Coupon (1):                       8.344%        6.000%        11.485%

Weighted Average Original Credit Score (2):                689           471            847

Weighted Average LTV Ratio (3) :                         76.58%        10.63%        100.00%

Weighted Average Combined LTV Ratio (4) :                76.60%        10.63%        100.00%

Weighted Average Scheduled Remaining Term:          322 Months     54 Months     359 Months

Weighted Average Original Term:                     326 Months     60 Months     360 Months

Weighted Average Seasoning:                           4 Months      0 Months       6 Months

Percent Interest Only Loans:                              0.00%

Percent Second Liens:                                     0.00%

Percent of First Lien with Silent Seconds:                0.17%

Weighted Average Debt-To-Income Ratio:                   42.90%         0.42%         73.38%
--------------------------------------------------------------------------------------------


(1) The Gross Mortgage Rate shown is after the 0.25% Equity Builder discount, where applicable

(2) A two-bureau merged credit report must be obtained for each applicant. The choice of which bureau's FICO score will be used for credit grading purposes is based on the primary borrower's primary bureau score, as determined by the Credit Bureau Preference Table (i.e., the credit bureau in each zip code which, in the view of the lender, produces the most comprehensive report for borrowers in that zip code)

(3)   LTV = Principal Balance at Origination / property value at origination

(4) Combined LTV = Principal Balance at Origination+ Balance of any known Silent Second Lien (as applicable) / property value at origination

CRMSI 2006-1

                       Product Type of the Mortgage Loans

                                                                                                                  Weighted
                                      Number                              % of         Weighted      Weighted     Average
                                        of                              Aggregate       Average       Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit    Loan-to-Value
           Product Type               Loans      Principal Balance ($)   Balance          (%)          Score      Ratio (%)
---------------------------------    --------    ---------------------  ---------    -------------   --------   -------------
Fixed-Rate, Daily Simple Interest       4,809        794,549,857.09       100.00           8.344         689        76.60
-----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60


                     Original Balance of the Mortgage Loans

                                                                                                                  Weighted
                                      Number                              % of         Weighted      Weighted     Average
                                        of                              Aggregate       Average       Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit    Loan-to-Value
Range of Original Balances ($)        Loans      Principal Balance ($)    Balance          (%)         Score      Ratio (%)
---------------------------------    --------    ---------------------  ---------    -------------   --------   -------------
15,000.00 - 25,000.00                      30            591,562.46         0.07           8.557         672        34.90
25,000.01 - 50,000.00                     200          7,857,607.77         0.99           8.106         690        51.11
50,000.01 - 75,000.00                     452         28,373,021.21         3.57           8.300         690        66.09
75,000.01 - 100,000.00                    566         49,236,334.40         6.20           8.347         689        72.45
100,000.01 - 125,000.00                   554         62,276,888.41         7.84           8.349         691        74.28
125,000.01 - 150,000.00                   597         81,563,132.11        10.27           8.528         681        77.91
150,000.01 - 175,000.00                   580         93,441,271.89        11.76           8.435         688        76.22
175,000.01 - 200,000.00                   457         84,913,742.96        10.69           8.384         686        77.54
200,000.01 - 225,000.00                   354         74,779,255.01         9.41           8.382         687        78.72
225,000.01 - 250,000.00                   270         63,650,599.93         8.01           8.253         700        76.43
250,000.01 - 275,000.00                   186         48,340,164.79         6.08           8.470         681        80.27
275,000.01 - 300,000.00                   146         41,735,680.65         5.25           8.229         694        76.89
300,000.01 - 325,000.00                   130         40,455,310.67         5.09           8.369         679        79.07
325,000.01 - 350,000.00                    74         24,751,043.48         3.12           8.071         708        75.19
350,000.01 - 375,000.00                    48         17,306,627.00         2.18           8.217         696        79.10
375,000.01 - 400,000.00                    36         13,826,628.38         1.74           8.197         686        79.91
400,000.01 - 450,000.00                    55         23,193,462.23         2.92           8.302         689        79.45
450,000.01 - 500,000.00                    26         12,147,793.31         1.53           8.230         703        82.32
500,000.01 - 550,000.00                    31         16,186,190.19         2.04           7.965         702        82.04
550,000.01 - 600,000.00                    15          8,660,975.90         1.09           8.000         700        81.66
600,000.01 - 645,223.31                     2          1,262,564.34         0.16           7.373         729        48.92
-----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60

The average original balance of the mortgage loans, as of the cut-off date, is $166,522.56.

CRMSI 2006-1

                      Current Balance of the Mortgage Loans

                                                                                                                   Weighted
                                     Number                                % of         Weighted      Weighted     Average
                                       of                               Aggregate       Average       Average      Combined
                                    Mortgage          Aggregate         Principal    Mortgage Rate     Credit    Loan-to-Value
Current Balance ($)                  Loans      Principal Balance ($)    Balance          (%)          Score       Ratio (%)
--------------------------------    --------    ---------------------   ---------    -------------    --------   -------------
9,020.12 - 25,000.00                       32            627,013.79         0.08           8.539         673        36.55
25,000.01 - 50,000.00                     209          8,357,146.08         1.05           8.084         691        51.03
50,000.01 - 75,000.00                     463         29,466,607.25         3.71           8.284         691        65.78
75,000.01 - 100,000.00                    558         48,996,990.23         6.17           8.354         689        72.82
100,000.01 - 125,000.00                   557         62,998,820.22         7.93           8.349         690        74.25
125,000.01 - 150,000.00                   611         84,064,431.40        10.58           8.510         681        77.89
150,000.01 - 175,000.00                   569         92,302,409.96        11.62           8.440         688        76.34
175,000.01 - 200,000.00                   454         84,820,248.20        10.68           8.383         686        77.29
200,000.01 - 225,000.00                   355         75,431,117.48         9.49           8.384         687        78.90
225,000.01 - 250,000.00                   259         61,362,012.56         7.72           8.269         700        76.88
250,000.01 - 275,000.00                   190         49,611,533.91         6.24           8.433         683        79.42
275,000.01 - 300,000.00                   141         40,509,551.74         5.10           8.272         692        77.56
300,000.01 - 325,000.00                   133         41,564,849.35         5.23           8.346         682        78.70
325,000.01 - 350,000.00                    68         22,900,213.16         2.88           8.098         707        76.08
350,000.01 - 375,000.00                    48         17,382,761.67         2.19           8.190         695        78.29
375,000.01 - 400,000.00                    34         13,100,455.30         1.65           8.197         686        80.51
400,000.01 - 450,000.00                    55         23,246,035.53         2.93           8.288         691        79.16
450,000.01 - 500,000.00                    29         13,688,753.89         1.72           8.202         702        81.25
500,000.01 - 550,000.00                    28         14,744,445.69         1.86           7.982         702        83.21
550,000.01 - 600,000.00                    14          8,111,895.34         1.02           7.977         700        81.60
600,000.01 - 639,195.50                     2          1,262,564.34         0.16           7.373         729        48.92
------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60

The average current balance of the mortgage loans, as of the cut-off date, is $165,221.43.


                    Gross Mortgage Rate of the Mortgage Loans

                                                                                                                  Weighted
                                      Number                              % of         Weighted      Weighted     Average
                                        of                              Aggregate       Average       Average     Combined
                                     Mortgage          Aggregate        Principal    Mortgage Rate    Credit    Loan-to-Value
Gross Mortgage Rate (%)               Loans      Principal Balance ($)   Balance          (%)          Score      Ratio (%)
--------------------------------     --------    ---------------------  ---------    -------------   --------   -------------
6.000 - 6.000                               2            225,771.55         0.03           6.000         713        58.50
6.001 - 6.500                               3            778,536.86         0.10           6.397         704        93.93
6.501 - 7.000                              49          7,326,972.00         0.92           6.928         715        62.57
7.001 - 7.500                           1,041        170,297,527.56        21.43           7.321         732        62.20
7.501 - 8.000                             756        127,378,382.12        16.03           7.704         732        65.62
8.001 - 8.500                             905        149,917,493.61        18.87           8.265         694        78.33
8.501 - 9.000                           1,023        172,215,522.66        21.67           8.716         676        85.33
9.001 - 9.500                             420         70,617,389.60         8.89           9.202         631        84.84
9.501 - 10.000                            348         56,069,259.48         7.06           9.718         627        92.45
10.001 - 10.500                           199         30,708,581.55         3.86          10.186         603        96.17
10.501 - 11.000                            55          7,534,685.52         0.95          10.683         575        89.79
11.001 - 11.485                             8          1,479,734.58         0.19          11.195         547        87.47
-----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60

The weighted-average gross mortgage rate of the mortgage loans, as of the cut-off date, is 8.344%.


                 Original Term to Maturity of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Original Term to Maturity (Months)    Loans     Principal Balance ($)    Balance          (%)         Score      Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
60 - 240                                1,423        157,549,432.66        19.83           8.057         701        66.53
241 - 360                               3,386        637,000,424.43        80.17           8.415         686        79.10
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60


The weighted-average original term to maturity of the mortgage loans, as of the cut-off date, is 326 months.

CRMSI 2006-1


                Remaining Term to Maturity of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                              % of        Weighted      Weighted     Average
                                        of                             Aggregate       Average       Average     Combined
Remaining Term to Maturity           Mortgage         Aggregate        Principal    Mortgage Rate    Credit    Loan-to-Value
(Months)                              Loans     Principal Balance ($)   Balance          (%)          Score      Ratio (%)
----------------------------------   --------   ---------------------  ---------    -------------   --------   -------------
54 - 60                                    13            492,926.62         0.06           8.417         633        47.31
61 - 72                                     1             43,645.46         0.01           8.615         640        31.84
73 - 84                                     6            339,302.36         0.04           8.809         630        59.36
85 - 96                                     6            381,166.06         0.05           8.773         631        60.60
109 - 120                                 209         16,665,825.85         2.10           7.747         711        56.25
121 - 132                                   6            630,130.11         0.08           7.554         711        45.22
133 - 144                                  26          2,504,816.51         0.32           7.959         707        62.45
145 - 156                                   6            869,537.64         0.11           7.426         726        53.83
157 - 168                                   2            325,732.46         0.04           7.604         723        44.40
169 - 180                                 580         62,250,253.26         7.83           7.994         703        66.31
181 - 192                                   6            494,673.42         0.06           7.643         716        44.26
193 - 204                                   5            818,123.74         0.10           8.536         704        77.48
205 - 216                                   8            700,322.70         0.09           8.045         705        53.49
217 - 228                                   3            399,567.84         0.05           7.444         761        64.21
229 - 240                                 546         70,633,408.63         8.89           8.194         696        70.13
241 - 252                                   4            800,440.95         0.10           7.543         754        64.13
253 - 264                                   2            309,829.47         0.04           8.250         705        81.70
265 - 276                                   6            795,917.58         0.10           7.932         689        58.23
277 - 288                                   3            418,421.27         0.05           7.956         671        44.02
289 - 300                                 162         25,979,278.34         3.27           8.169         700        75.02
301 - 312                                   7          1,068,678.29         0.13           7.982         687        50.97
313 - 324                                   9          1,963,445.53         0.25           8.022         715        77.03
325 - 336                                  17          2,603,800.76         0.33           8.563         680        82.69
337 - 348                                   8          1,199,529.95         0.15           8.736         642        73.66
349 - 359                               3,168        601,861,082.29        75.75           8.429         686        79.40
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60

The weighted-average remaining term to maturity of the mortgage loans, as of the cut-off date, is 322 months.


                         Seasoning of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Seasoning (Months)                    Loans     Principal Balance ($)   Balance          (%)          Score      Ratio (%)
--------------------------------     --------   ---------------------  ---------    -------------   --------   -------------
0                                           1            100,991.99         0.01           7.712         711        52.41
1 - 3                                   2,155        355,858,644.83        44.79           8.513         686        77.54
4 - 6                                   2,653        438,590,220.27        55.20           8.207         692        75.85
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60

The weighted-average seasoning of the mortgage loans, as of the cut-off date, is 4 months.

CRMSI 2006-1

                       Credit Score of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Credit Score                          Loans     Principal Balance ($)    Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------  ---------    -------------   --------   -------------
471 - 474                                   1            134,359.13         0.02          10.694         471        29.02
475 - 499                                   1             33,466.05         0.00          10.674         481        31.31
500 - 524                                   8          1,045,901.63         0.13           9.889         514        69.20
525 - 549                                  43          5,752,483.94         0.72          10.295         541        77.08
550 - 574                                 134         18,802,103.66         2.37           9.601         563        76.68
575 - 599                                 238         34,326,055.43         4.32           9.486         588        79.88
600 - 624                                 359         56,717,111.14         7.14           9.258         613        79.70
625 - 649                                 509         85,928,858.44        10.81           9.009         638        79.73
650 - 674                                 624        106,581,595.66        13.41           8.705         663        80.14
675 - 699                                 677        118,640,374.14        14.93           8.081         687        78.20
700 - 724                                 741        131,180,296.45        16.51           7.929         712        77.09
725 - 749                                 636        107,410,152.23        13.52           7.853         736        75.57
750 - 774                                 488         76,628,256.57         9.64           7.758         761        71.04
775 - 799                                 279         41,363,510.97         5.21           7.565         785        64.35
800 - 824                                  54          7,324,027.90         0.92           7.613         808        62.75
825 - 847                                  17          2,681,303.75         0.34           7.412         833        66.38
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60


The weighted-average credit score of the mortgage loans, as of the cut-off date, is 689.


               Original Loan-to-Value Ratio of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Original Loan-to-Value Ratio (%)      Loans     Principal Balance ($)    Balance          (%)         Score      Ratio (%)
----------------------------------   --------   ---------------------  ---------    -------------   --------   -------------
10.63 - 15.00                              25            991,107.26         0.12           7.866         726        13.10
15.01 - 20.00                              35          2,164,158.51         0.27           7.667         730        17.58
20.01 - 25.00                              60          4,824,957.12         0.61           7.741         712        22.96
25.01 - 30.00                              87          8,545,162.85         1.08           7.661         726        28.08
30.01 - 35.00                             113         12,021,463.92         1.51           7.725         711        32.95
35.01 - 40.00                             118         13,997,151.68         1.76           7.708         714        37.66
40.01 - 45.00                             153         21,001,253.15         2.64           7.731         713        42.79
45.01 - 50.00                             158         23,010,296.20         2.90           7.797         701        47.46
50.01 - 55.00                             189         30,333,339.95         3.82           7.844         696        52.62
55.01 - 60.00                             236         37,274,047.42         4.69           7.782         704        57.46
60.01 - 65.00                             270         47,765,671.30         6.01           7.867         693        62.64
65.01 - 70.00                             314         54,926,278.34         6.91           7.882         692        67.60
70.01 - 75.00                             396         65,311,389.90         8.22           7.917         685        72.86
75.01 - 80.00                             534         99,791,567.11        12.56           7.945         693        78.09
80.01 - 85.00                             373         68,573,021.96         8.63           8.474         684        83.12
85.01 - 90.00                             387         69,642,668.83         8.77           8.714         683        88.09
90.01 - 95.00                             450         82,291,116.88        10.36           8.886         671        93.14
95.01 - 100.00                            911        152,085,204.71        19.14           9.167         684        99.01
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60

The weighted-average loan-to-value ratio of the mortgage loans, as of the cut-off date, is 76.58%.

CRMSI 2006-1

               Combined Loan-to-Value Ratio of the Mortgage Loans

                                                                                                                  Weighted
                                      Number                              % of         Weighted      Weighted     Average
                                        of                              Aggregate       Average       Average     Combined
Combined Loan-to-Value               Mortgage        Aggregate          Principal    Mortgage Rate    Credit   Loan-to-Value
Ratio (%)                             Loans     Principal Balance ($)    Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
10.63 - 15.00                              24            921,736.35         0.12           7.857         723        12.60
15.01 - 20.00                              36          2,233,529.42         0.28           7.677         731        17.65
20.01 - 25.00                              60          4,824,957.12         0.61           7.741         712        22.96
25.01 - 30.00                              86          8,366,317.48         1.05           7.669         725        27.83
30.01 - 35.00                             111         11,903,862.89         1.50           7.722         712        32.76
35.01 - 40.00                             118         14,058,315.60         1.77           7.704         715        37.56
40.01 - 45.00                             152         20,884,554.97         2.63           7.737         713        42.61
45.01 - 50.00                             159         23,092,672.17         2.91           7.799         701        47.46
50.01 - 55.00                             189         30,328,775.51         3.82           7.845         696        52.52
55.01 - 60.00                             236         37,274,047.42         4.69           7.782         704        57.46
60.01 - 65.00                             268         47,390,624.78         5.96           7.862         693        62.49
65.01 - 70.00                             314         54,926,278.34         6.91           7.882         692        67.60
70.01 - 75.00                             398         65,574,170.28         8.25           7.914         685        72.85
75.01 - 80.00                             535         99,913,813.00        12.57           7.945         693        78.09
80.01 - 85.00                             374         68,661,623.42         8.64           8.474         684        83.12
85.01 - 90.00                             388         69,818,256.75         8.79           8.715         683        88.10
90.01 - 95.00                             450         82,291,116.88        10.36           8.886         671        93.14
95.01 - 100.00                            911        152,085,204.71        19.14           9.167         684        99.01
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60


The weighted-average combined loan-to-value ratio of the mortgage loans, as of the cut-off date, is 76.60%.


                   Silent Second Status of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Silent Second Status                  Loans     Principal Balance ($)    Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
None                                    4,797        793,171,662.86        99.83           8.345         689        76.62
Has Silent Second                          12          1,378,194.23         0.17           7.824         719        67.72
----------------------------------------------------------------------------------------------------------------------------
 Total:                                 4,809        794,549,857.09       100.00           8.344         689        76.60


                      Occupancy Type of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Occupancy Type                         Loans    Principal Balance ($)    Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
Primary                                 4,763        788,817,778.55        99.28           8.345         689        76.70
Second Home                                24          3,036,652.24         0.38           8.175         722        61.35
Investor                                   22          2,695,426.30         0.34           8.296         712        66.26
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60

CRMSI 2006-1

                       Property Type of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Property Type                         Loans      Principal Balance ($)   Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
Single Family                           4,534        746,729,634.37        93.98           8.352         689        76.82
Condominium                               181         30,231,914.86         3.80           8.209         695        75.07
Two Family                                 53          8,862,122.51         1.12           8.161         691        64.20
PUD                                        35          8,097,236.67         1.02           8.332         678        78.81
Three Family                                6            628,948.68         0.08           7.972         687        42.10
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60


                       Loan Purpose of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Loan Purpose                          Loans     Principal Balance ($)    Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
Cash-Out Refinance                      4,791        792,977,031.57        99.80           8.343         689        76.59
Rate/Term Refinance                        18          1,572,825.52         0.20           8.990         656        85.66
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60


                    Documentation Type of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Documentation Type                    Loans     Principal Balance ($)    Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
Full                                    2,338        396,252,707.71        49.87           8.748         659        80.34
Alternative                             2,349        374,797,916.42        47.17           7.923         721        72.82
No Income Qualifier (CTB - Stated
Income Program for Self-employed)          72         15,243,293.38         1.92           8.352         703        74.10
Model Verified Income                      50          8,255,939.58         1.04           8.082         720        73.52
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60


                       Lien Position of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Lien Position                         Loans     Principal Balance ($)    Balance          (%)         Score      Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
First Lien                              4,809        794,549,857.09       100.00           8.344         689        76.60
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60

CRMSI 2006-1

                      Location of the Mortgaged Properties

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Location                              Loans     Principal Balance ($)    Balance          (%)         Score      Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
California                                821        195,423,749.95        24.60           7.984         698        66.39
Florida                                   477         84,322,556.73        10.61           8.379         674        74.87
Arizona                                   273         47,444,608.76         5.97           8.314         685        75.89
Virginia                                  225         39,756,231.32         5.00           8.469         680        79.26
Washington                                178         32,998,005.85         4.15           8.646         678        83.04
Maryland                                  136         28,047,764.00         3.53           8.405         672        75.31
Illinois                                  170         25,421,432.42         3.20           8.399         695        81.12
Minnesota                                 123         20,368,181.66         2.56           8.624         698        81.35
Pennsylvania                              162         19,222,290.30         2.42           8.327         697        81.14
Utah                                      109         17,561,113.57         2.21           8.562         691        86.68
Wisconsin                                 135         17,395,652.71         2.19           8.439         697        85.09
Nevada                                     73         17,092,236.30         2.15           8.294         686        80.18
Ohio                                      148         16,467,629.49         2.07           8.400         711        86.17
New Jersey                                 83         15,543,431.93         1.96           8.229         691        64.70
Oregon                                     76         14,625,776.84         1.84           8.518         689        83.51
Missouri                                  117         13,876,386.19         1.75           8.641         693        88.85
Iowa                                      127         13,639,435.14         1.72           8.639         694        88.56
New York                                   91         13,196,917.36         1.66           8.197         707        58.26
Texas                                     155         12,866,608.48         1.62           8.228         667        74.84
Colorado                                   76         12,809,001.22         1.61           8.387         715        86.17
Michigan                                   99         11,544,839.76         1.45           8.499         701        84.79
Connecticut                                59          9,443,229.18         1.19           8.611         672        79.21
Louisiana                                  65          8,558,239.38         1.08           8.744         675        88.37
Georgia                                    66          8,260,628.90         1.04           9.017         674        85.68
New Hampshire                              38          8,105,699.69         1.02           8.370         691        83.49
Alaska                                     39          7,807,059.57         0.98           8.400         694        84.06
Idaho                                      58          7,805,208.57         0.98           8.826         673        87.84
Tennessee                                  60          7,227,126.13         0.91           8.813         686        89.06
Oklahoma                                   74          5,981,485.82         0.75           8.457         703        84.51
Kansas                                     56          5,976,203.58         0.75           8.768         687        87.23
Alabama                                    54          5,731,061.85         0.72           9.118         662        89.58
Hawaii                                     21          5,606,979.48         0.71           7.457         730        57.27
Massachusetts                              22          5,299,553.04         0.67           8.316         711        73.81
Mississippi                                46          5,093,584.11         0.64           9.024         665        89.09
Indiana                                    47          5,004,339.92         0.63           8.696         695        90.30
North Carolina                             37          3,928,779.86         0.49           8.950         684        87.21
Delaware                                   27          3,772,409.11         0.47           7.878         667        79.82
Nebraska                                   35          3,671,968.85         0.46           8.522         706        89.40
Kentucky                                   30          3,495,111.48         0.44           8.461         693        85.76
South Carolina                             35          3,179,425.93         0.40           8.728         677        79.01
Maine                                      18          2,864,516.93         0.36           8.597         687        86.33
Rhode Island                               15          2,680,697.61         0.34           8.207         666        70.15
Arkansas                                   22          1,941,952.21         0.24           9.068         663        83.87
New Mexico                                 12          1,362,101.40         0.17           8.194         711        71.95
Vermont                                     7            793,241.32         0.10           9.205         640        73.24
Montana                                     2            459,305.37         0.06           8.212         672        74.21
Wyoming                                     4            419,262.45         0.05           8.508         688        88.79
South Dakota                                4            339,530.90         0.04           8.121         705        90.63
North Dakota                                1             66,524.08         0.01           8.424         765        97.45
West Virginia                               1             50,780.39         0.01           6.750         726        74.36
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60

CRMSI 2006-1

                   Debt-to-Income Ratio of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Debt-to-Income Ratio (%)              Loans      Principal Balance ($)   Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
0.42 - 5.00                                 3            426,188.66         0.05           8.380         701        76.60
5.01 - 10.00                                8            597,323.67         0.08           7.834         739        69.20
10.01 - 15.00                              63          5,527,890.33         0.70           7.948         725        65.69
15.01 - 20.00                             149         14,248,302.76         1.79           7.902         717        65.76
20.01 - 25.00                             321         37,187,994.84         4.68           8.000         715        68.40
25.01 - 30.00                             494         67,331,603.63         8.47           8.111         704        72.95
30.01 - 35.00                             596         92,897,705.18        11.69           8.256         695        75.37
35.01 - 40.00                             577         93,678,300.81        11.79           8.231         693        74.23
40.01 - 45.00                             696        120,457,801.74        15.16           8.438         683        77.59
45.01 - 50.00                             622        112,595,466.81        14.17           8.446         684        79.11
50.01 - 55.00                             573        106,664,090.90        13.42           8.463         683        78.82
55.01 - 60.00                             558        108,600,888.48        13.67           8.488         678        79.24
60.01 - 73.38                             149         34,336,299.28         4.32           8.491         679        82.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60


The weighted-average debt-to-income ratio of the mortgage loans for which it is available, as of the cut-off date, is 42.90%.


                    Interest Only Term of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Interest Only Term                    Loans      Principal Balance ($)   Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
None                                    4,809        794,549,857.09       100.00           8.344         689        76.60
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60


                  Historical Delinquency of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Historical Delinquency                Loans      Principal Balance ($)   Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
0 x 30 Days Delinquent                  4,760        787,924,717.45        99.17           8.343         690        76.63
1 x 30 Days Delinquent                     19          2,169,051.80         0.27           8.609         661        76.59
2 x 30 Days Delinquent                      3            344,154.11         0.04           8.975         611        51.61
1 x 60 Days Delinquent                      3            400,494.99         0.05           8.686         665        75.84
1 x 90 Days Delinquent                      9          1,202,643.85         0.15           8.026         687        58.73
2 x 90 Days Delinquent                     15          2,508,794.89         0.32           8.476         652        79.85
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60

CRMSI 2006-1

             Rate Reduction Program Status of the Mortgage Loans (1)

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Rate Reduction Program Status         Loans     Principal Balance ($)    Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
None                                    2,800        471,041,570.48        59.28           7.857         728        74.68
50bp Reduction                          1,470        246,745,563.53        31.05           8.899         648        79.76
100bp Reduction                           539         76,762,723.08         9.66           9.548         584        78.29
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60


(1) In the 24th month of the loan, a borrower who has made all previous payments in a timely manner will have his/her mortgage rate reduced by the applicable amount.


             Equity Builder Program Status of the Mortgage Loans (1)

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Equity Builder Program Status         Loans      Principal Balance ($)   Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
Equity Builder Program                  4,686        776,938,577.76        97.78           8.338         689        76.66
None                                      123         17,611,279.33         2.22           8.596         679        74.31
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60

(1) A borrower enrolled in the Equity Builder Program allows the Servicer to automatically debit the borrower's personal bank account for the amount equal to the scheduled payment. In exchange, the borrower receives a 0.25% reduction in mortgage rate. This reduction does not affect the amount of the scheduled payment (which is still based on the higher mortgage rate), but does affect the relative amounts of principal and interest in that payment. All borrowers not enrolled in the Equity Builder Program as of the cut-off date, are permitted to enroll at any point in the future.


                     Payment Frequency of the Mortgage Loans

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Payment Frequency                     Loans      Principal Balance ($)   Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
Bi-Weekly                               4,013        670,225,615.00        84.35           8.330         691        76.54
Monthly                                   445         66,904,859.87         8.42           8.425         676        74.53
Semi-Monthly                              351         57,419,382.22         7.23           8.411         690        79.77
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60


               Prepayment Penalty Terms of the Mortgage Loans (1)

                                                                                                                 Weighted
                                      Number                               % of        Weighted      Weighted    Average
                                        of                              Aggregate       Average      Average     Combined
                                     Mortgage         Aggregate         Principal    Mortgage Rate    Credit   Loan-to-Value
Prepayment Penalty Term (Months)      Loans      Principal Balance ($)   Balance          (%)          Score     Ratio (%)
----------------------------------   --------   ---------------------   ---------    -------------   --------  -------------
None                                      167         23,679,049.35         2.98           8.637         690        77.29
36                                      4,642        770,870,807.74        97.02           8.335         689        76.58
----------------------------------------------------------------------------------------------------------------------------
Total:                                  4,809        794,549,857.09       100.00           8.344         689        76.60


(1) No prepayment penalty proceeds will go to any of the Offered Certificates. If the borrower refinances with a Citigroup entity, the Servicer will waive the prepayment penalty.

-------------------------------------------------------------------------------
                             Rating Agency Contacts
-------------------------------------------------------------------------------

    Standard & Poor's
    -----------------
    Rani Manasseh                           (212) 438-1130

    Moody's
    -------
    Greg Gemson                             (212) 553-2974

    Fitch
    -----
    Laura Pokojni                           (212) 908-0228
-------------------------------------------------------------------------------